United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 6, 2008	0-20525053
Date of Report (Date of earliest event reported)	Commission File Number

THEGLOBE.COM, Inc.
(Exact name of registrant as specified in its charter)

Delaware	14-1782422
(State or other jurisdiction of incorporation or organization)	I.R.S. Employer Identification Number)

110 East Broward Boulevard, Suite 1400
Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices) (Zip Code)
(954) 769-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report includes forward-looking statements related to theglobe.com, inc. ("theglobe" or the “Company”) that involve risks and uncertainties, including, but not limited to, our entry into a $500,000 Revolving Loan Agreement with Dancing Bear Investments, Inc., a Florida corporation, under the loan agreement reported in this Report on Form 8-K. These forward-looking statements are made in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. For further information about these and other factors that could affect theglobe.com’s future results and business plans, including theglobe’s ability to continue operations as a going concern, please see the Company’s filings with the Securities and Exchange Commission, including in particular our Annual Report of Form 10-K for the year ended December 31, 2007 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. Copies of these filings are available online at http://www.sec.gov. Prospective investors are cautioned that forward-looking statements are not guarantees of performance. Actual results may differ materially and adversely from management expectations.

Items 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

REVOLVING LOAN AGREEMENT.

On June 6, 2008 the Company and its subsidiaries, as guarantors, entered into a Revolving Loan Agreement with Dancing Bear Investments, Inc. (“Dancing Bear”), pursuant to which Dancing Bear may loan up to Five Hundred Thousand Dollars ($500,000) to the Company on a revolving basis (the “Credit Line”). In connection with its entry into the Credit Line, the Company borrowed $100,000 pursuant to the Credit Line. The Company may from to time request additional advances under Credit Line provided that the amount of outstanding principal shall never exceed $500,000. All requests for additional advances are subject to approval by Dancing Bear in the sole and absolute discretion. All amounts under the Credit Line will become due and payable on the first anniversary date of the Credit Line, or sooner upon the occurrence of an event of default under the loan documentation. Dancing Bear is controlled by Michael Egan, our Chairman and Chief Executive Officer. In connection with the Credit Line, the Company executed and delivered a promissory note to Dancing Bear in the amount of $500,000 bearing interest at ten percent (10%) per annum on the principal amount then outstanding (the “Note”). The Company’s subsidiaries unconditionally guaranteed the Credit Line by entering into an Unconditional Guaranty Agreement. All amounts outstanding from to time under the Credit Line are secured by lien on all of the assets of the Company and its subsidiaries pursuant to a Security Agreement with Dancing Bear.

Item 9.01. Financial Statements and Exhibits

(a)(b)(c) None

(d) Exhibits

10.1	Revolving Loan Agreement dated as of June 6, 2008 by and between theglobe.com, inc. and Dancing Bear Investments, Inc.
10.2	$500,000 Promissory Note dated June 6, 2008
10.3	Unconditional Guaranty Agreement dated June 6, 2008
10.4	Security Agreement dated June 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2008	theglobe.com, inc.

	By:	/s/ Edward A. Cespedes
Edward A. Cespedes, President

Exhibit Index

10.1	Revolving Loan Agreement dated as of June 6, 2008 by and between theglobe.com, inc. and Dancing Bear Investments, Inc.
10.2	$500,000 Promissory Note dated June 6, 2008
10.3	Unconditional Guaranty Agreement dated June 6, 2008
10.4	Security Agreement dated June 6, 2008